                                                                   EXHIBIT 10.11

                           GUARANTY AND SUBORDINATION
                           --------------------------
                                   (Term Loan)


          This GUARANTY AND SUBORDINATION ("Guaranty") is made as of the 29th day of December, 1994, by CPS SYSTEMS, INC., a Texas Corporation ("Guarantor"), in favor of GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender").


                                R E C I T A L S:
                                ---------------

          A. Lender has to made to CPS Acquisition Corp., a Georgia corporation ("Borrower"), pursuant to a Term Loan Agreement of even date herewith (as from time to time renewed, amended, restated or replaced, the "Term Loan Agreement") a term loan in a principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) ("Term Loan"). The Term Loan will be evidenced by a promissory note in the original face amount up to One Million Five Hundred Thousand Dollars ($1,500,000) (as from time to time renewed, amended, restated or replaced, "Term Loan Note").

          B. The Term Loan Agreement, the Term Loan Note, and all other documents now or hereafter executed in connection with the Term Loan are hereinafter referred to as the "Term Loan Documents".

          C. In order to induce Lender to make the Term Loan, Guarantor has agreed to execute and deliver this Guaranty. Lender has agreed to make the Term Loan only if the Guaranty is executed by Guarantor and delivered to Lender.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally covenants and agrees as follows:

                                   ARTICLE 1
                                   ---------

                                   GUARANTY
                                   --------

          1.1 Guarantor absolutely, unconditionally, irrevocably, and jointly and severally guarantees the full, prompt, complete and faithful performance, payment, observance and fulfillment by Borrower of all the obligations, covenants and conditions of the Term Loan Documents (collectively "Obligations"), including, but not limited to, the payment when due of any and all sums that may become due to Lender from Borrower under the Term Loan Documents. Guarantor further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in endeavoring to collect or secure performance of all or any part of the Obligations or in enforcing this Guaranty.

          1.2 Guarantor hereby covenants and agrees unconditionally that within
(a) five (5) days of the receipt of written notice from or on behalf of Lender to the effect that there exists a breach or default of the Obligations which Borrower has failed to pay or perform or (b) such unexpired grace period, if any, as Borrower may then have under the Term Loan Documents to cure the breach or default before it becomes an Event of Default (as defined in the Term Loan Documents), which ever period is longer, Guarantor will pay the entire unpaid amount thereof to Lender at its offices at Dial Corporate Center, Dial Tower, Phoenix, Arizona 85077 or such other address as Lender may by notice direct or will provide Lender with evidence of the performance of the Obligations which Borrower has failed to perform. If Guarantor fails to pay any sums properly due Lender hereunder within the period applicable pursuant to terms of the preceding sentence, then, as to Guarantor, such sums shall bear interest at the Default Rate (as defined in the Term Loan Agreement), in lieu of the interest rate otherwise applicable thereunder. Further, if Guarantor shall fail to pay any amount or perform any obligations due Lender hereunder, Lender may institute and pursue any action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Guarantor and collect in the manner provided by law out of its property, wherever situated, the monies adjudged or decreed to be payable.


                                   ARTICLE 2
                                   ---------

                       GENERAL COVENANTS AND WAIVERS OF
                       --------------------------------
                   GUARANTOR; REMEDIES AND RIGHTS OF LENDER
                   ----------------------------------------

          2.1 Neither failure to give, nor defect in, any notice to the Borrower or Guarantor and/or any other guarantor or surety of the Obligations ("Obligor") concerning a default in the performance of the Obligations, an Event of Default or any event which might mature into an Event of Default shall extinguish or in any way affect the obligations of Guarantor hereunder. Neither demand on, nor the pursuit of any remedies against, Borrower or any other Guarantor shall be required as a condition precedent to, and neither the pendency nor the prior termination of any action, suit or proceeding against Borrower or any other Obligor (whether for the same or a different remedy) shall bear on or prejudice the making of a demand on Guarantor by Lender and commencement against Guarantor after such demand, of any action, suit or proceeding, at law or in equity, for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy.

          2.2 Guarantor's liability hereunder is primary, direct, immediate, and joint and several with that of Borrower and each and every other Obligor. Neither (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it under the Term Loan Documents, hereunder or existing at law or otherwise, or against any security for performance of the Obligations, (b) the commencement of an action at law or the recovery of a judgment at law against Borrower or any other Obligor and the enforcement thereof through levy or execution or otherwise, (c) the taking or institution or any other action or proceeding against Borrower or any other Obligor nor (d) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Guarantor) by Lender or anyone acting for Lender, shall extinguish or affect the obligations of Guarantor hereunder. Subject to the provisions of paragraph 4.6, Guarantor shall be and remain liable for all the Obligations until fully paid and performed and for one year and one day after such payment and performance of all the Obligations (and without limiting Guarantor's obligations under paragraph 2.8), notwithstanding the previous discharge (total or partial) from further liability of Borrower or any other Obligor.

          2.3 Guarantor hereby expressly waives: (a) notice of acceptance by Lender of this Guaranty; (b) notice of the existence, creation or non-payment of all or any of the Obligations, except as provided in paragraph 1.2; (c) presentment, protest, demand, dishonor, notice of dishonor, protest and all notices whatsoever; (d) all diligence in collection or protection of or realization on the Obligations or any part thereof, any obligation hereunder, or any security for or guarantee of any of the foregoing; (e) any defense based upon an election of remedies by Lender or marshalling of assets; (f) any defense arising because of Lender's election under Section 1111(b) (2) of the United States Bankruptcy Code ("Bankruptcy Code") in any proceeding instituted under the Bankruptcy Code; (g) any defense based on post-petition borrowing or the grant of a security interest by Borrower under Section 364 of the Bankruptcy Code; (h) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are known to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, because Guarantor represents and warrants that it is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any obligation guaranteed hereby; and (i) any and all suretyship defenses and defenses in the nature thereof under Arizona and/or any other applicable law, including, without limitation, the benefits of the provisions of Sections 12-1641 through 12-1646, of the Arizona Revised Statutes, Sections 17 and 21, A.R.C.P., and all other laws of similar import.

          2.4 Without limiting the generality of the foregoing, Guarantor will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to Borrower with respect to the Term Loan Documents (or the Term Loan), or any setoff available to Borrower against Lender, whether or not on account of a related transaction.

          2.5 The benefits, remedies and rights provided or intended to be provided hereby for Lender are in addition to and without prejudice to any rights, benefits, remedies or security to which Lender might otherwise be entitled.

          2.6 Anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Guarantor, may take all or any of the following actions without in any manner affecting or impairing the obligations of Guarantor hereunder: (a) obtain a lien on or a security interest in any property to secure any of the Obligations; (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Obligations; (c) renew, extend or otherwise change the time for payment or performance of any of the Obligations for any period; (d) release or compromise any liability of Guarantor hereunder or any liability of any nature of any other party or parties with respect to the Obligations; (e) exchange, enforce, waive, release and apply any security for the performance of the Obligations and direct the order or manner of sale thereof as Lender may in Lender's discretion determine; (f) resort to Guarantor for payment of any of the Obligations, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Obligations; (g) agree to any amendment (including, without limitation, any amendment which changes the amount of interest to be paid under the Term Loan Documents or extends the period of time during which Borrower may obtain an advance of the Term Loan), any alteration of the Term Loan Documents or any waiver of any provisions of the Term Loan Documents and/or exercise Lender's rights to consent to any action or non-action of Lender which may violate the covenants and agreements contained in the Term Loan Documents with or without consideration, on such terms and conditions as may be acceptable to Lender in Lender's sole and absolute discretion; or (h) exercise any of Lender's rights conferred by the Term Loan Documents or by law.

          2.7 No delay on the part of Lender in the exercise of any right or remedy under this Guaranty shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding on Lender except as expressly set forth in writing, duly signed and delivered on behalf of Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of Guarantor under this Guaranty.

          2.8 If at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligations, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been paid; and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

          2.9 Guarantor shall have no right of subrogation with respect to the Obligations or any right of indemnification, reimbursement or contribution from Borrower or from any other Obligor with respect to the Obligations regardless of any payment made by Guarantor pursuant to the provisions of this Guaranty until the Obligations have been paid and performed in full, and Guarantor hereby unconditionally waives any and all rights of subrogation, indemnification, reimbursement or contribution.

          2.10 It is not necessary for Lender to inquire into the powers of Borrower or Borrower's officers, directors, partners or agents purporting to act on its behalf and the Obligations are hereby guaranteed notwithstanding the lack of power or authority on the part of Borrower or anyone acting on the Borrower's behalf to incur the Obligations.

          2.11 If Guarantor shall (a) generally not be paying its debts as they become due, (b) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization, arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (c) make an assignment for the benefit of its creditors, (d) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (e) be adjudicated insolvent (f) dissolve or commence to wind-up its affairs, or (g) take any action for purposes of the foregoing, Guarantor will pay to Lender forthwith the whole then unpaid amount of the Term Loan Note (which amount, together with any other sums due under the Term Loan Documents is herein called the "Unpaid Amount") as if such Unpaid Amount were then due and payable; and in any such event Lender, irrespective of whether any demand shall have been made on Guarantor, Borrower or any Obligor by intervention in or initiation of judicial proceedings relative to Guarantor, its creditors or its property, may file and prove a claim or claims for the whole or any portion of the Unpaid Amount or any portion thereof and file such other papers or documents as may be necessary or advisable in order to have such claim allowed in such judicial proceedings and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to Lender.


                                   ARTICLE 3
                                   ---------

                                 SUBORDINATION
                                 -------------

          3.1 Guarantor subordinates to the Obligations all present and future indebtedness of Borrower to Guarantor ("Subordinated Obligations") and all liens, security interests, claims and right of any kind that Guarantor may now have or hereafter acquire against Borrower and/or the property of Borrower ("Borrower's Property") which secure, result from Borrower's or otherwise pertain to present and future indebtedness to the Subordinated Obligations. Guarantor agrees that all liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Borrower and Borrower's Property which secure, result from or otherwise pertain to the Subordinated Obligations shall be subordinate, inferior and subject to the liens, security interests, claims and rights of Lender against Borrower and/or Borrower's Property under the terms of any of the Term Loan Documents or at law, whether direct or contingent or whether now or hereafter created, including but not limited to, any renewals, extensions or modifications thereof. Guarantor agrees that Guarantor may not accept payments on the Subordinated Obligations. Any payment received by Guarantor shall be deemed received in trust for Lender and shall be immediately remitted to Lender. Lender shall be entitled to receive full payment and performance of the Obligations before the holder(s) thereof is/are entitled to receive any payment of the Subordinated Obligations. Guarantor grants to Lender a security interest in the Subordinated Obligations as security for performance of Guarantor's obligations under this Guaranty, and Guarantor shall remain liable for any deficiency following any foreclosure of such security interest.

          3.2 Guarantor does not have and will not take or accept any lien upon security interest in, assignment of or other charge upon Borrower's Property as security for the Subordinated Indebtedness. Guarantor will not take any action which will either (a) force the sale of Borrower's Property in order to satisfy the Subordinated Obligations or (b) affect in any manner any and all of Lender's liens, security interests, claims or rights of any kind that Lender may now have or hereafter acquire against Borrower and/or Borrower's Property. Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder and covenants to perform such further acts as necessary or appropriate to giving effect to this subordination. Without limiting the generality of the foregoing, Guarantor will not assign any portion of the Subordinated Obligations, except expressly subject to the terms of this Guaranty; and Guarantor will cause all evidence of the

Subordinated Obligations to set forth the provisions hereof and shall cause any instrument representing the Subordinated Obligations to be endorsed with the following legend: "The indebtedness evidenced by this instrument is subordinated, pursuant to a Guaranty and Subordination ("Guaranty") dated as of December ____, 1994, by CPS Systems, Inc. in favor of Greyhound Financial Corporation, to the prior payment in full of the Obligations (as defined in the Guaranty)."

                                   ARTICLE 4
                                   ---------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          4.1 All the covenants, stipulations, promises and agreements contained in this Guaranty by or on behalf of Guarantor are for the benefit of Lender, its successors or assigns and shall bind Guarantor, and Guarantor's heirs, executors, personal representatives, successors and assigns. Lender, without notice of any kind, may sell, assign or transfer the Term Loan Documents, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Lender to enforce this Guaranty in full, by suit or otherwise, for Lender's own benefit. Guarantor agrees for the benefit of any such assignee or transferee that Guarantor's obligations hereunder shall not be subject to any reduction, abatement, defense, setoff, counterclaim or recoupment for any reason whatsoever.

          4.2 All notices, requests or demands required or permitted to be given hereunder shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as either party may, from time to time, designate in writing. Written notice may be given by telecopy to the telecopier number shown below as either party may designate, from time to time, in writing, provided that such notice shall not be deemed effective unless it is confirmed within 24 hours by hand delivery, courier delivery or mailing of a copy of such notice in accordance with the requirements set forth above.

          If to Lender:        Greyhound Financial Corporation
          (two copies)         Dial Tower
                               Dial Corporate Center
                               1850 North Central Avenue
                               Phoenix, Arizona 85077-1141
                               Attn: Vice President - Law
                               Telecopy No.: 602-207-5036

                               and

                               Greyhound Financial Corporation
                               311 So. Wacker, Suite 2725
                               Chicago, Illinois 60606
                               Attn:  Portfolio Manager
                               Telecopy No.: (312) 322-7250

          If to Guarantor:     CPS Systems, Inc.
                               3400 Carlisle St., Suite 500
                               Dallas, Texas 75204
                               Attn: Paul E. Kana
                               Telecopy No.: (214) 720-1380

As used herein the term "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Los Angeles, California or New York, New York are required to close.

          4.3 Terms used and not otherwise defined herein shall have the same meanings given thereto in the Term Loan Documents. The recitals set forth above are incorporated herein by this reference.


          4.4 CHOICE OF LAW: JURISDICTION: VENUE: AND WAIVER OF JURY TRIAL.
              ------------------------------------------------------------

          (a) THIS GUARANTY AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

          (b) GUARANTOR: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE SUBJECT MATTER HEREOF, OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT GUARANTOR IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. GUARANTOR HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

          (c) LENDER AND GUARANTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY

A JUDGE SITTING WITHOUT A JURY, AND GUARANTOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

          (d) ALL OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING THE TERM LOAN TO BORROWER.

                                                  (INITIALS
                                                    APPEAR  GUARANTOR's Initials
                                                    HERE)
                                                    ----

          4.5 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and no such prohibition or unenforceability shall invalidate or render unenforceable such provision in any other jurisdiction.

          4.6 Notwithstanding anything herein to the contrary, this Guarantee shall terminate upon the merger of Borrower into Guarantor.

          4.7 Guarantor, at its sole cost and expense, agrees to deliver and supply Lender with a favorable opinion of its independent legal counsel, which counsel must be acceptable to Lender, confirming and substantiating, to the best of such counsel's knowledge, the truth and accuracy of all its warranties and representations.

          4.8 In the event litigation or any other type of proceeding is commenced to enforce or interpret this Guaranty, to recover damages for breach of this Guaranty, to obtain declaratory relief in connection with this Guaranty, or otherwise to obtain judicial relief in connection herewith, the prevailing party shall be entitled to recover reasonable attorneys' fees as set by the court sitting without a jury and all of the reasonable costs of that litigation or proceeding, and any and all appeals therefrom, including, but not limited to, taxable and nontaxable costs, together with interest on those attorneys' fees and costs at the Default Rate.

          4.9 This Guaranty may be executed in any number of counterparts. Each such counterpart shall be deemed to be an original instrument but all such counterparts together shall constitute but one Guaranty.

          4.10 This Guaranty sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. No modification or waiver of any provision of this Guaranty or any right of Lender hereunder and no release of Guarantor from any obligation hereunder shall be effective unless in a writing executed by an authorized officer of Lender.

          IN WITNESS WHEREOF, this Guaranty is executed to be effective as of that date first appearing above.


GUARANTOR:
                                CPS SYSTEMS, INC.
                                a Texas corporation


                                By: /s/ Paul E. Kana
                                   -------------------------------
                                   Paul E. Kana, President



STATE OF ARIZONA         )
                         )      ss.
County of Maricopa       )

          This instrument was acknowledged before me this 30th day of December, 1994, by Paul E. Kana the President of CPS SYSTEMS, INC., a Texas corporation, on behalf of such corporation.

                                   /s/ Tonja M. Moore
                                   -------------------------------
                                   Type/Print Name: Tonja M. Moore
                                                   ---------------
                                   Notary Public, State of Arizona


My commission expires:


[OFFICIAL SEAL OF
 TONJA M. MOORE
 APPEARS HERE]


          Lender hereby accepts this Guaranty and Subordination.

LENDER:
                                GREYHOUND FINANCIAL CORPORATION,
                                a Delaware corporation


                                By /s/ Patricia Murray
                                  --------------------------------
                                      Its:  Vice President

                                  Schedule 1


                                     NONE


                                      11